                                                                   EXHIBIT 10.11

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1. Shipbroker                                              THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
                                                           STANDARD BAREBOAT CHARTER
     None                                                  CODE NAME:  "BARECON 89"                                           PART I

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                                                           2.  Place and date
                                                               Pascagoula, 10 February 1997
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3. Owners/Place of Business                                4.  Bareboat charterers (Charterers)/Place of business

     Pontwin N.V.
     Anthony Veder Building                                    HAM Marine, Inc.
     Kaya Jacob Posner                                         3500 Port Authority Road
     Willemstad, Curacao                                       Pascagoula, Mississippi  39567
     Netherlands Antilles                                      U.S.A.
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5.   Vessel's name, Call Sign and Flag (Cl. 9(c))

     DUAL CARRIER, Netherlands Antilles, Callsign PJZR
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6.   Type of Vessel                                        7.  GRT/NRT

     Twin Hull Submersible Barge                               14364  /  4309
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8.   When/Where built                                      9.  Total DWT (abt.) in metric tons on summer freeboard

     Les Abeilles 1201 built 1975                              30.500  T
     Federal 400-1, built 1975
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10.  Class (Cl. 9)                                         11. Date of last special survey by the Vessel's classification society

     Lloyd's Register 100A1 Pontoon                            SS due 1999
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12.  Further particulars of Vessel (also indicate minimum number of months' validity of class certificates agreed acc. to Cl. 14)

     Class to be maintained at all times  /  Validity of certificates three months
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13.  Port of Place of delivery (Cl. 2)                     14. Time for delivery (Cl. 3)             15. Cancelling date (Cl. 4)
                                                               February 10, 1997                         February 28, 1997
     Pascagoula, Mississippi  USA
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                                                           16. Port or Place of redelivery (Cl. 14)

                                                               Pascagoula, Mississippi  USA
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17.  Running days' notice if other than stated in Cl. 3    18. Frequency of dry-docking if other than stated in Cl. 9(f)

                                                               n/a
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19.  Trading Limits (Cl. 5)

     Gulf of Mexico
     African - South American Coastal
     For drydocking, launch or workplatform or for transport upon mutual agreement of parties
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20.  Charter period                                        21. Charter hire (Cl. 10)

     365 days                                                  150 days minimum during 365 day
                                                               period at US$8,000.00 per 24 hrs.

                                                               Additional revenue days, as defined
                                                               in Attachment, at US$6,000.00/24 h
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22.  Rate of interest payable acc. to Cl. 10(f) and, if applicable, acc. to PART IV      23. Currency and method of payment (Cl. 10)


     8 Percent                                                                               US Currency by electronic transfer
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                                                                                                                         (continued)

(continued)                                          "BARECON 89" Standard Bareboat Charter                                   PART I

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24.  Place of payment; also state beneficiary and bank account (Cl. 10)  25. Bank guarantee/bond (sum and place) (Cl. 22) (optional)


     Banque Paribas
     Parklaan 22                                                             Not applicable
     3000 BC  Rotterdam
     The Netherlands
     Acc. no. 63.38.48.549
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26.  Mortgage(s), if any, (state whether Cl. 11(a) or (b) applies;       27. Insurance (marine and war risks) (state value acc. to
     if 11(b) applies state date of Deed(s) of Covenant and name of          Cl. 12(f) or, if applicable, acc. to Cl. 13(k)) (also
     Mortgagee(s)/Place of business) (Cl. 11)                                state if Cl. 13 applies)

     Banque Paribas Nederland                                                US$5,500,000.00
     Rotterdam Branch
     Register CSI - Part 10, number 1521                                     Clause 13 applies
     Seal  1996-C-1521
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28.  Additional insurance cover, if any, for Owner's account             29. Additional insurance cover, if any, for Charterers'
     limited to (Cl. 12(b)) or, if applicable, (Cl. 13(g))                   account limited to (Cl. 12(b)) or if applicable,
                                                                             (Cl. 13(g)) Cl. 13(k)) (also state if Cl. 13 applies)
     Clause 13(b) applies                                                                      Not applicable
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30.  Latent defects (only to be filled in if period other than           31. War cancellation (indicate countries agreed) (Cl. 24)
     stated in Cl. 2)

     12 months                                                               See box 19
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32.  Brokerage commission and to whom payable (Cl. 25)

     Not applicable

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33.  Law and arbitration (state 26.1, 26.2, or 26.3 of Cl. 26            34. Number of additional clauses covering special
     as agreed; if 26.3 agreed, also state   place of                        provisions, if agreed
     arbitration) (Cl. 26)

     26.1 applies                                                                       Attachment 1 up to and including
                                                                                          attachment 6
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35.  Newbuilding Vessel (indicate with "yes" or "no" whether             36. Name and place of Builders (only to be filled in if
     Part III applies) (optional)                                            Part III applies)

     No                                                                      Not applicable
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37.  Vessel's Yard Building No. (only to be filled in if                 38. Date of Building Contract (only to be filled in if
     Part III applies)                                                       Part III applies)

     Not applicable                                                          Not applicable
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39.  Hire/Purchase Agreement (indicate with "yes" or "no"                40. Bareboat Charter Registry (indicate with "yes" or "no"
     whether Part IV applies) (optional)                                     whether Part V applies) (optional)

     Not applicable                                                          Not applicable
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41.  Flag and Country of the Bareboat Charter Registry (only to be       42. Country of the Underlying Registry (only to be filled
     filled in if Part V applies)                                            in if Part V applies)

     Not applicable                                                          Not applicable
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PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of
PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and shall only form part of this Charter if expressly agreed and stated in the Boxes 35, 39 and 40. If PART III and/or PART IV and/or PART V apply, it is further mutually agreed that in the event of a conflict of conditions, the provisions of
PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.


Signature (Owners)                                                            Signature (Charterers)

____________________________________________________                          ______________________________________________________


                                    PART II
                    "BARECON 89" Standard Bareboat Charter

1.  DEFINITIONS

    In this Charter, the following terms shall have the meanings hereby assigned to them:

    "The Owners" shall mean the person or company registered as Owners of the Vessel.

    "The Charterers" shall mean the Bareboat charterers and shall not be construed to mean a time charterer or a voyage charterer.

2.  DELIVERY (not applicable to newbuilding vessels)

    The Vessel shall be delivered and taken over by the Charterers at the port or place indicated in Box 13, in such ready berth as the Charterers may direct. The Owners shall before and at the time of delivery exercise due diligence to make the Vessel seaworthy and in every respect ready in hull, machinery and equipment for service under this Charter. The Vessel shall be properly documented at time of delivery.

    The delivery to the Charterers of the Vessel and the taking over of the Vessel by the Charterers shall constitute a full performance by the Owners of all the Owners' obligations under Clause 2, and thereafter the Charterers shall not be entitled to make or assert any claim against the Owners on account of any conditions, representations or warranties expressed or implied with respect to the Vessel but the Owners shall be responsible for repairs or renewals occasioned by latent defects in the Vessel, her machinery or appurtenances, existing at the time of delivery under Charter, provided such defects have manifested themselves within 18 months after delivery unless otherwise provided in Box 30.

3.  TIME FOR DELIVERY (not applicable to newbuilding vessels)

    The Vessel to be delivered not before the date indicated in Box 14 unless with the Charterers' consent.

    Unless otherwise agreed in Box 17, the Owners to give the Charterers not less than 30 running days' preliminary and not less than 14 days' definite notice of the date on which the Vessel is expected to be ready for delivery.

    The Owners to keep the Charterers closely advised of possible changes in the Vessel's position.

4.  CANCELLING (not applicable to newbuilding vessels)

    If it appears that the Vessel will be delayed beyond the cancelling date, the owners shall, as soon as they are in a position to state with reasonable certainty the day on which the Vessel should be ready, give notice thereof to the Charterers asking whether they will exercise their option of cancelling, and the option must then be declared within one hundred and sixty-eight (168) hours of the receipt by the Charterers of such notice. If the Charterers do not then exercise their option of cancelling, the seventh day after the readiness date stated in the Owners' notice shall be regarded as a new cancelling date for the purpose of this Clause.

5.  TRADING LIMITS

    The Vessel shall be employed in lawful trades for the carriage of suitable lawful merchandise within the trading limits indicated in Box 19.

    The Charterers undertake not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of the instruments of insurance (including any warranties expressed or implied therein) without first obtaining the consent to such employment of the insurers and complying with such requirements as to extra premium or otherwise as the Insurers may prescribe. If required, the Charterers shall keep the Owners and the Mortgagees advised of the intended employment of the Vessel.

    The Charterers also undertake not to employ the Vessel or suffer her employment in any trade or business which is forbidden by the law of any country to which the Vessel may sail or is otherwise illicit or in carrying illicit or prohibited or in any manner whatsoever which may render her liable to condemnation, destruction, seizure or confiscation.

    Notwithstanding any other provisions contained in this Charter it is agreed that nuclear fuels or radioactive products or waste are a specialty excluded from the cargo permitted to be loaded or carried under this Charter. This exclusion does not apply to radio-isotopes used or intended to be used for any industrial, commercial, agricultural, medical or scientific purposes provided the Owners' prior approval has been obtained to loading thereof.

6.  SURVEYS (not applicable to newbuilding vessels)

    Survey on Delivery and Redelivery. - The Owners and Charterers shall each appoint surveyors for the purpose of determining and agreeing in writing the condition of the Vessel at the time of delivery and redelivery hereunder. The Owners shall bear all expenses of the On-Survey including loss of time, if any, and the Charterers shall bear all expenses of the Off-Survey including loss of time, if any, at the rate of hire per day or pro rata, also including in each case the cost of any docking and undocking, if required, in connection herewith.

7.  INSPECTION

    Inspection. - The Owners shall have the right at any time to inspect or survey the Vessel or instruct a duly authorised surveyor to carry out such survey on their behalf to ascertain the condition of the Vessel and satisfy themselves that the Vessel is being properly repaired and maintained. Inspection or survey in dry-dock shall be made only when the Vessel shall be in dry-dock for the Charterers' purpose. However, the Owners shall have the right to require the Vessel to be dry-docked for inspection if the Charterers are not docking her at normal classification intervals. The fees for such inspection or survey shall in the event of the Vessel being found to be in the condition provided in Clause 9 of this Charter be payable by the Owners and shall be paid by the Charterers only in the event of the Vessel being found to require repairs or maintenance in order to achieve the condition so provided. All time taken in respect of inspection, survey or repairs shall count as time on hire and shall form part of the Charter period.

    The Charterers shall also permit the Owners to inspect the Vessel's log books whenever requested and shall whenever required by the Owners furnish them with full information regarding any casualties or other accidents or damage to the Vessel. For the purpose of this Clause, the Charterers shall keep the Owners advised of the intended employment of the Vessel.

8.  INVENTORIES AND CONSUMABLE OIL AND STORES

    A complete inventory of the Vessel's entire equipment, outfit, appliances and of all consumable stores on board the Vessel shall be made by the Charterers in conjunction with the Owners on delivery and again on redelivery of the Vessel. The Charterers and the owners, respectively, shall at the time of delivery and redelivery take over and pay for all bunkers, lubricating oil, water

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    and unbroached provisions, paints, oils, ropes and other consumable stores in the said Vessel at the then current market prices and the ports of delivery and redelivery, respectively.

9.  MAINTENANCE AND OPERATION

    (a) The Vessel shall during the Charter period be in the full possession and at the absolute disposal for all purposes of the Charterers and under their complete control in every respect. The Charterers shall maintain the Vessel, her machinery, boilers, appurtenances and spare parts in a good state of repair, in efficient operating condition and in accordance with good commercial maintenance practice and, except as provided for in Clause 13
    (1), they shall keep the Vessel with unexpired classification of the class indicated in Box 10 and with other required certificates in force at all times. The Charterers to take immediate steps to have the necessary repairs done within a reasonable time failing which the Owners shall have the right of withdrawing the Vessel from the service of the Charterers without noting any protest and without prejudice to any claim the Owners may otherwise have against the Charterers under the Charter.

    Unless otherwise agreed, in the event of any improvement, structural changes or expensive new equipment becoming necessary for the continued operation of the Vessel by reason of new class requirements or by compulsory legislation costing more than 5 per cent of the Vessel's marine insurance value as stated in Box 27, then the extent, if any, to which the rate of hire shall varied and the ratio in which the cost of compliance shall be shared between the parties concerned in order to achieve a reasonable distribution thereof as between the Owners and the Charterers having regard, inter alia, to the length of the period remaining under the Charter, shall in the absence of agreement, be referred to arbitration according to Clause 26.

    The Charterers are required to establish and maintain financial security or responsibility in respect of oil or other pollution damage as required by any government, including Federal, state or municipal or other division or authority thereof, to enable the Vessel, without penalty or charge, lawfully to enter, remain at, or leave any port, place, territorial or contiguous waters of any country, state or municipality in performance of this Charter without any delay. This obligation, shall apply whether or not such requirements have been lawfully imposed by such government or division or authority thereof. The Charterers shall make and maintain all arrangements by bond or otherwise as may be necessary to satisfy such requirements at the Charterers' sole expense and the Charterers shall indemnify the Owners against all consequences whatsoever (including loss of time) for any failure or inability to do so.

    (b) During the currency of this Charter, the Vessel shall retain her present name as indicated in Box 5 and shall remain under and fly the flag as indicated in Box 5. Provided, however, that the Charterers shall have the liberty to paint the Vessel in their ow colours, install and display their funnel insignia and fly their own house flag. Painting and re-painting, instalment and re-instalment to be for the Charterers' account and time used thereby to count as time on hire.

    (c) The Charterers shall make no structural changes in the Vessel or changes in the machinery, boilers, appurtenances or spare parts thereof without in each instance first securing the Owners' approval thereof. If the Owners so agree, the Charterers shall, if the Owners so require, restore the Vessel to its former condition before the termination of the Charter.

    (d) The Charters shall have the use of all outfit, equipment, and appliances on board the Vessel at the time fo delivery, provided the same or their substantial equivalent shall be returned to the Owners on redelivery in the same good order and condition as when received, ordinary wear and tear excepted. The Charterers shall from time to time during the Charter period replace such items of equipment as shall be so damaged or worn as to be unfit for use. The Charterers are to procure that all repairs to or replacement of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel. The Charterers have the right to fit additional equipment at their expense and risk but the Charterers shall remove such equipment at the end of the period if requested by the Owners.

    (e) The Charterers shall dry-dock the Vessel and clean and paint her underwater parts whenever the same may be necessary, but not less than once in every eighteen calendar months after delivery unless otherwise agreed in Box 18.

10. HIRE

    (a) The Charterers shall pay to the Owners for the hire of the Vessel at the rate per calendar day as indicated in Box 21 commencing on and from the date and hour of her delivery to the Charterers and at and after the agreed rate for any part of a day. Hire to continue until the date and hour when the Vessel is redelivered by the Charterers to her Owners.

    (b) Payment of Hie for the first and last month's Hire if less than a full monthy shall be calculated proportionally according to the number of days in the particular calendar month and advance payment to be effected accordingly.

    (c) Should the Vessel be lost or missing, Hire to cease from the date and time wen she was lost or last heard of. Any Hire paid in advance to be adjusted accordingly.

    (e) Time shall be of the essence in relation to payment of Hire hereunder. In default of payment beyond a period of seven running days, the Owners shall have the right to withdraw the Vessel from the service of the Charterers without noting any protest and without interference by any court or any other formality whatsoever, and shall, without prejudice to any other claim the Owners may otherwise have against the Charterers under the Charter, be entitled to damages in respect of all costs and losses incurred as a result of the Charterers' default and the ensuing withdrawal of the Vessel.

    (e) Any delay in payment of Hire shall entitle the Owners to an interest at the rate per annum as agreed in Box 22. If Box 22 has not been filled in the current market rate in the country where the owners have their Principal Place of Business shall apply.

11. MORTGAGE

*)  (a) Owners warrant that they have not effected any mortgage of the Vessel.

*) (b) The Vessel chartered under this Charter is financed by a mortgate according to the Deed(s) of Covenant annexed to this Charter and as stated in Box 26. By their counter-signature on the Deed(s) of Covenant, the Charterers undertake to have acquainted themselves with all terms, conditons, provisions of the said (Deed(s) of covenant, The Charterers undertake that they will comply with all such instructions or directions in regard to the employment, insurances, repairs and maintenance of the Vessel, etc., as laid down in the Deed(s) of Covenant or as may be directed from time to time during the currency of the Charter by the Mortgagee(s) in conformity with the Deed(s) of covenant.

    (c) The owners warrant that they have not effected any mortgage(s) other than stated in Box 26 and that they will not effect any other mortgage(s) withou the prior written consent of the Charterers.

*) Optional. Clauses 11(a) and 11(b) are alternatives; indicate alternative agreed (Box 26).
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

12. INSURANCE REPAIRS AND CLASSIFICATION

    (Optional, only to apply if expressly agreed and stated in Box 27, in which event Clause 12 shall be considered deleted).

    (a) During th Charter period the Vessel shall be kept insured by the Owners at their expense against marine and war risks under the form of policy or policies attached hereto. The Owners and/or insurers shall not have any right of recovery or subrogation against the Charterers on account of loss of or any damage to the Vessel or her machinery or appurtenances covered by such insurance, or on account of payments made to discharge claims against or liabilities of the Vessel or the Owners covered by such insurance. All insurance polciies shall be in the joint names of the Owners and the Charterers as their interests may appear.

    (b) During the Charter period the Vessel shall be kept insured by the Charterers at their expense against Protetion and Indemnity risks in such form as the Owners shall in writing approve which approval shallnot be unreasonably withheld. If the Charterers fail to arrange and kep any of the insurances provided for under the provisions of sub-clause (b) in the manner described therein, the Owners shall notify the Charterers whereupon the Charterers shall rectify the position within seven running days, failing which the Owners shall have the right to withdraw the Vessel fromt the service of the Charterers without prejudice to any claim the Owners may otherwise have against the Charterers.

    (c) In the event that any act or negligence of the Charterers shall vitiate any of the insurance herein provided, the Charterers shall pay to the Owners all losses and indemnify the Owners against all claims and demands which would otherwise have been covered by such insurance.

    (d) The Charterers shall, subject to the approval of the Owners or Owners' Underwriters, effect all insured repairs, and the Charterers shall undertake settlement of all miscellaneous expenses in connection with such repairs as well as all insured charges, expenses and liabilities, to the extent of coverage under the insurances provided for under the provisions of sub-clause (a) of this Clause. The Charterers to be secured reimbursement through the Owners' Underwriters for such expenditures upon presentation of accounts.

    (e) The Charterers to remain responsible for and to effect repairs and settlement of costs and expenses incurred thereby in respect of all other repairs not covered by the insurances and/or not exceeding any possible franchise(s) or deductibles provided for in the insurances.

    (f) All time used for repairs under the provisions of sub-clause (d) and (e) of this Clause and for repairs of latent defects according to Clause 2 above, including any deviation, shall count as time on hire and shall form part of the Charter period.

    The Owners shall not be responsible for any expenses as are incident to the use and operation of the Vessel for such time as may be required to make such repairs.

    (g) If the conditions of the above insurances permit additional insurance to be placed by the parties such cover shall be limited to the amount for each party set out in Box 28 and Box 29, respectively. The Owners or the Charterers as the case may be shall immediately furnish the other party with particulars of any additional insurance effected, including copies of any cover notes or policies and the written consent of the Insurers of any such required insurance in any case where the consent of such Insurers is necessary.

    (h) Should the Vessel become an actual, constructive, compromised or agreed total loss under the insurances required under sub-clause (a) of this Clause, all insurance payments for such loss shall be paid to the Owners, who shall distribute the moneys between themselves and the Charterers according to their respective interests.

    (i) If the Vessel becomes an actual constructive, compromised or agreed total loss under the insurances arranged by the Owners in accordance with sub-clause (a) of this Clause, this Charter shall terminate as of the date of such loss.

    (j) The Charterers shall upon the request of the Owners, promptly execute such documents as may be required to enable the Owners to abandon the Vessel to Insurers and claim a constructive total loss.

    (k) For the purpose of insurance coverage against marine and war risks under the provisions of sub-clause (a) of this Clause, the value of the Vessel is the sum indicated in Box 27.

    (l) Notwithstanding anything contained in Clause 9(a), it is agreed that under the provisions of Clause 13, if applicable, the Owners shall keep the Vessel with unexpired classification in force at all times during the Charter period

13. REDELIVERY

    The Charterers shall at the expiration of the Charter period redeliver the Vessel at a safe and ice-free port or place as indicated in Box 16. The Charterers shall give the Owners not less than 30 running days' preliminary and not less than 14 days' definite notice of expected date, range of ports of redelivery or port or place of redelivery. Any changes thereafter in Vessel's position shall be notified immediately to the Owners.

    Should the Vessel be ordered on a voyage by which the Charter period may be exceeded the Charterers to have the use of the Vessel to enable them to complete the voyage, provided it could be reasonably calculated that the voyage would allow redelivery about the time fixed for the termination of the Charter. See Article 2.

    The Vessel shall be redelivered to the Owners in the same or as good structure, state, condition and class as that in which she was delivered, fair wear and tear not affecting class excepted. See Attachment.

    The Vessel upon redelivery shall have her survey cycles up to date and class certificates valid for at least the number of months agreed in Box 12.

14. NON-LIEN AND INDEMNITY

    The Charterers will not suffer, nor permit to be continued, any lien or encumbrance incurred by them or their agents, which might have priority over the title and interest of the Owners in the Vessel.

    The Charterers further agree to fasten to the Vessel in a conspicuous place and to keep so fastened during the Charter period a notice reading as follows:-

    "This Vessel is the property of (name of Owners). It is under charter to (name of Charterers) and by the terms of the Charter Party neither the Charterers nor the Master have any right, power or authority to create, incur or permit to be imposed on the Vessel any lien whatsoever."

    The Charterers shall indemnify and hold the Owners harmless against any lien of whatsoever nature arising upon the Vessel during the Charter period while she is under the control of the Charterers, and against any claims against the Owners arising out of or in relation to the operation of the Vessel by the Charterers. Should the Vessel be arrested by reason of claims or liens arising out of her operation hereunder by the Charterers, the Charterers shall at their own expense take all reasonable steps to secure that within a reasonable time the Vessel is released and at their own expense put up bail to secure release of the Vessel.

15. LIEN

    The Owners to have a lien upon all cargoes and sub-freights belonging to the Charterers any Bill of Lading freight for all claims under this Charter, and the Charterers to have a lien on the Vessel for all moneys paid in advance and not earned.

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16. SALVAGE

    All salvage and towage performed by the Vessel shall be for the Charterers' benefit and the cost of repairing damage occasioned thereby shall be borne by the Charterers.

17. WRECK REMOVAL

    In the event of the Vessel becoming a wreck or obstruction to navigation the Charterers shall indemnify the Owners against any sums whatsoever which the Owners shall become liable to pay and shall pay in consequence of the Vessel becoming a wreck or obstruction to navigation.

18. GENERAL AVERAGE

    General Average, if any, shall be adjusted according to the York-Antwerp Rules 1974 or any subsequent modification thereof current at the time of the casualty.

    The Charter Hire not to contribute to General Average.

19. ASSIGNMENT AND SUB-DEMISE

    The Charterers shall not assign this Charter nor sub-demise the Vessel except with the prior consent in writing of the Owners which shall not be unreasonably withheld and subject to such terms and conditions as the Owners shall approve.

20. BILL OF LADING

    The Charterers are to procure that all Bills of Lading issued for carriage of goods under this Charter shall contain a Paramount Clause incorporating any legislation of relating to Carrier's liability for cargo compulsorily applicable in the trade; if no such legislation exists, the Bills of Lading shall incorporate the British Carriage of Goods by Sea Act. The Bills of Lading shall also contain the amended New Jason Clause and the Both-to-Blame Collision Clause.

    The Charterers agree to indemnify the Owners against all consequences or liabilities arising from the Master, officers or agents signing Bills of Lading or other documents.

21. REQUISITION/ACQUISITION

    (a) In the event of the Requisition for Hire of the Vessel by any governmental or other competent authority (hereinafter referred to as "Requisition for Hire") irrespective of the date during the Charter period when "Requisition for Hire" may occur and irrespective of the length thereof and whether or not it be for an indefinite or a limited period of time, and irrespective of whether it may or will remain in force for the remainder of the Charter period, this Charter shall not be deemed thereby or thereupon to be frustrated or otherwise terminated and the Charterers shall continue to pay the stipulated hire in the manner provided by this Charter until the time when the Charter would have terminated pursuant to any of the provisions hereof always provided however that in the event of "Requisition for Hire" any Requisition Hire or compensation received or receivable by the Owners shall be payable to the Charterers during the remainder of the Charter period or the period of the "Requisition for Hire" whichever be the shorter.

    The Hire under this Charter shall be payable to the Owners from the same time as the Requisition Hire is payable to the Charterers.

    (b) In the event of the Owners being deprived of their ownership in the Vessel by any Compulsory Acquisition of the Vessel or requisition for title by any governmental or other competent authority (hereinafter referred to as "Compulsory Acquisition"), then, irrespective of the date during the Charter period when "Compulsory Acquisition" may occur, this Charter shall be deemed terminated as of the date of such "Compulsory Acquisition". In such event Charter Hire to be considered as earned and to be paid up to the date and time of such "Compulsory Acquisition".

22.  WAR

    (a) The Vessel unless the consent of the Owners be first obtained not to be ordered nor continue to any place or on any voyage nor be used on any service which will bring her within a zone which is dangerous as the result of any actual or threatened act of war, war, hostilities, warlike operations, acts of piracy or of hostility or malicious damage against this or any vessel or its cargo by any person, body or State whatsoever, revolution, civil war, civil commotion or the operation of international law, not be exposed in any way to any risks or penalties whatsoever consequent upon the imposition of Sanctions, nor carry any goods that may in any way expose her to any risks of seizure, capture, penalties or any other interference of any kind whatsoever by the belligerent or fighting powers or parties or by any Government or Ruler.

    (b) the Vessel to have liberty to comply with any orders or directions as to departure, arrival, routes, ports of call, stoppages, destination, delivery or in any other wise whatsoever given by the Government of the nation under under whose flag the Vessel sails or any other Government or any person (or body) acting or purporting to act with the authority of such Government or by any committee or person having under the terms of the war risks insurance on the Vessel the right to give any such orders or directions.

    (c) In the event of outbreak of war (whether there be a declaration of war or not) between any two or more of the countries as stated in Box 31, both the Owners and the Charterers shall have the right to cancel this Charter, whereupon the Charterers shall redeliver the Vessel to the Owners in accordance with Clause 14, if she has cargo on board after discharge thereof at destination, or if debarred under this Clause from reaching or entering it at a near open and safe port as directed by the Owners, or if she has no cargo on board, at the port at which she then is or if at sea at a near open and safe port as directed by the Owners. In all cases hire shall continue to be paid in accordance with Clause 10 and except as aforesaid all other provisions of this Charter shall apply until redelivery.

23. LAW AND ARBITRATION

*) 23.1 This Charter shall be governed by English law and any dispute arising out of this Charter shall be referred to arbitration in London, one arbitrator being appointed by each party, in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force. On the receipt by one party of the nomination in writing of the other party's arbitrator, that party shall appoint their arbitrator within fourteen days, failing which the decision of the single Arbitrator appointed shall apply. If two Arbitrators properly appointed shall not agree they shall appoint an umpire whose decision shall be final.

*) 23.3 Any dispute arising out of this Charter shall be referred to arbitration at the place indicated in Box 33, subject to the law and procedures applicable there.

*) 26.4. If Box 33 in Part I is not filled in, sub-clause 23.1 of this Clause shall apply.

*)  23.1, 23.2 and 23.3 are alternatives; indicate alternative agreed in Box 33.

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

                                 ATTACHMENT 1

     This Agreement is made this 29th of November 1996 and is attached to the Barecon 89 charter party between PONTWIN NV, a Company incorporated under the law of the Netherlands Antilles and having its address at Anthony Veder Building, Kaya Jacob Posner, Willemstad, Curacao, Netherlands Antilles, hereinafter referred to as Owner of the One Part and HAM MARINE, INC. a Company incorporated in the United States of America with its registered office in 3500 Port Authority Road, Pascagoula, Mississippi 39567, USA hereinafter referred to as "Operator" of the Other Part. In this Attachment "Operator" and "Charterer" are one and the same.

     Both the Owner and Operator are hereinafter referred to individually as "Party" and collectively as "Parties".

     WHEREAS the Owner desires to provide the Barge Dual Carrier to be placed at the Operators yard at Pascagoula in connection with their operations in the Gulf of Mexico. These operations are related to the dry-docking of semi-submersibles and other floating bodies within the capabilities of subject barge.

     AND WHEREAS the Operator will exploit the Dual Carrier barge, shown in Appendix A, and will furnish fully qualified and trained crew, personnel and has available all the necessary equipment, materials, supplies, berths and facilities capable of rendering the above mentioned services in a safe manner.

     NOW THEREFORE, the Parties hereto, each in consideration of the promises and mutual covenants of the other, have agreed as follows:

     As used in this Contract, the term Agreement shall mean this contract and subsequent Agreements to be executed from time to time for 12 month periods by the Parties in which they agree that the Dual Carrier will be exploited at a rate and for a term and upon such other terms and conditions to be specified in such subsequent Agreement; and said Agreement shall incorporate and supplement the terms and conditions of this Contract and the Barecon 89 charter contract.


                             ARTICLE 1 - DURATION

     This Agreement shall come into force on the 10th day of February 1997 (hereinafter called the "Effective Date") and shall continue in force, for a period of one year, unless terminated in accordance with Article 15 hereto; provided however that on the expiration of the initial term, this Agreement may be extended, for an additional 12 month period, by mutual consent.


                      ARTICLE 2 - OPERATOR'S OBLIGATIONS

     - Provide budget estimates for modifications and maintenance on annual basis.
     -  Ensure that all work is carried out, at cost, and under approved budget
     - Equipment manufacturers guidelines regarding routine service and maintenance.

     Maintenance Records must be available for Owners perusal.

     - Provide each month a report to Owner with actual USE days which are defined being days for which the barge is being prepared for dry-docking until such time the barge is cleared off anything belonging to the relevant dry-docking. For accounting purposes it is understood that one USE day is chargeable for preparation of the Dual Carrier for dry-docking a unit and one USE day for cleaning and removing of relevant dry- docking equipment/materials at the completion of the dry-docking.

     - Provide each month a report to Owners indicating expected and confirmed dry-dock requirements. This information will assist Owner and Operator in contemplating other business opportunities for the barge.

     - Provide for Standard Insurance respecting the dry-docking of semi-submersibles and other floating bodies. Copies to be made available to Owners.

     b. be fully responsible for obtaining and paying for registering, importation, surveying, licensing and other charges and or documentation necessary for the exploitation of the Dual Carrier in the United States of America.

     c. for performance of the exploitation:

     - at Operators expense supply all fuels, lubricants, greases and potable water as necessary for the operation of its equipment.

     - at Operators expense, and with prior knowledge of the Owner, change and or add to the barge to enhance Operators specific requirements in respect to dry-docking of by Operator contracted units. These enhancements may, when owners agree, be kept on board at redelivery of the barge.

     -  at Operators expense provide for a safe and adequate berth

     - at Operators expense be responsible for all charges for importation of the barge into the USA, agency fees, harbor duties, clearing and Customs charges.


                  ARTICLE 3 - CONTRACT PRICE TERMS OF PAYMENT

     For and in respect of the exploitation of the Dual Carrier by Operator the Operator agrees to pay Owner a minimum of 150 days during the 365 day term of this Agreement at $8,000.00 per day. For additional USE days over and above 150, Operator agrees to pay $6,000.00 per day.

     For purpose of this Agreement, a use day, whether additional or not, shall mean any 24 hour period during which the Dual Carrier is actually utilized by the Operator to dry dock a vessel or as a workbarge.

     Owner will charter for the tow of the Dual Carrier from Stavanger, Norway to Pascagoula, Mississippi, USA at the best possible rate. Parties agree to cover for 50 percent each of the actual contracted tow value together with related costs i.e. tow inspection and certification.

     Owner may request Operator to install ventlines, tankgauging piping, waterblasting and coating of the tanks and the cleaning/preparation of the hull and deck for appropriate coating and Operator will provide at actual cost, these costs being defined as costs plus 5% for handling for all third party costs and $28.00 per hour for skilled labor and $22.00 per hour for unskilled labor inclusive of tools, consumables and Operator owned equipment. These costs are, subject to approval of the initial budget, fully chargeable to the Owner.


                       ARTICLE 4 - TEMPORARY WITHDRAWAL

     a. In the event the Owner foresees for any good reason the need to dry-dock the Amethyst the Dual Carrier must be temporarily withdrawn during which period Owner will credit Operator the sum of

        $8,000.00 per use day or $6,000.00 per use day, as applicable, such that Operator will not owe Owner any payments for those days during which the Dual Carrier is withdrawn in order to dry-dock the Amethyst. The Owner shall be given every assistance to expedite delivery of the Dual Carrier within the shortest possible time. Delivery and operating cost shall be for owners account, and redelivery to Operator shall be for owners account

     b. If, during the term of this Agreement, there exists a period of time during which Operator is not utilizing the Dual Carrier then Operator and Owner may enter into a separate written agreement with a third party for the use of the Dual Carder whereby Operator shall continue to operate the Dual Carrier and all revenues ( Less direct operating costs) from the third party contract shall be divided 75% to Owner and 25% to Operator.


                       ARTICLE 5 - INVOICING AND PAYMENT

     Owner shall bill Operator and Operator shall pay Owner $100,000.00 at the end of each calendar month. Payment for the first and last month will be pro-rata. Additional revenue days, reported by Operator will be invoiced upon receipt of monthly statements and will be payable within 30 days of invoice date. If the Dual Carrier is lost, payment shall be made up to and including the date of loss.

     Some of the earned revenues may be applied to the costs of the by Owner approved modifications, and initial tank and hull maintenance of the Dual Carrier.


                            ARTICLE 6 - INSPECTION

     See clause 7 of the Barecon A


                             ARTICLE 7 - INDEMNITY

     The Operator agrees to fully protect, defend, indemnify and hold harmless the Owner and its employees against each and every claim, demand, cause of action and any liability, cost, expense (including, but not limited to, Attorneys fees and expenses incurred in defense of the Owner and its employees and punitive damages) loss or damage which may be made or asserted by the Operator, or its employees or agents, or any subcontractor or third party on account of personal injury or death or property damaged caused by, or arising out of, or in any way incidental to, or in connection with the performance and exploitation of the Dual Carrier, except as may result solely from the willful misconduct or negligence of the Owner.

     The Owner agrees to fully protect, defend, indemnify and hold harmless the Operator and its employees against each and every claim, demand, cause of action and any liability, cost, expense (including, but not limited to, Attorneys fees and expenses incurred in defense of the Operator and its employees and punitive damages) loss or damage which may be made or asserted by the Owner, or its employees or agents, or any subcontractor or third party on account of personal injury or death of Owners representatives or agents, or arising out of, or in any way incidental to, or in connection with the performance and exploitation of the Dual Carrier, except as may result solely from the willful misconduct or negligence of the Operator.

     It is expressly understood that neither Party shall be liable to the other for any consequential or indirect damage, including, but not limited to, loss of profit, revenues or loss of product arising or alleged to arise out of either

Party failing to properly carry out its obligations under this Agreement and the Parties hereby expressly indemnify each other against such losses.


                               ARTICLE 8 - TAXES

     The Owner shall not be responsible for any taxes, levies, duties or fees assessed directly or indirectly against the Operator or its personnel by the Government of the United States of America, by local authorities, government agencies, or any other taxing jurisdiction in connection with this Agreement. The Operator in recognition of its accounting and tax obligations agrees to defend, indemnify and hold the Owner harmless from any and all claims for taxes and other charges which may be levied upon the Operator or its subcontractors or on the wages and salaries of its employees or agents; as well as the employees or agents of its subcontractors pursuant to this Agreement.


                            ARTICLE 9 - INSURANCES

     Deleted - Barecon Clause 13 applies.

SUBROGATION

     Each policy shall be endorsed to provide waiver of subrogation rights in favor of the Owner and Operator as the case be as follows:

     "THE INSURERS HEREBY WAIVE ANY RIGHTS, REMEDIES OR RELIEF'S TO WHICH THEY MIGHT BECOME ENTITLED BY SUBROGATION AGAINST:

     a. THE OWNER OR OPERATOR ITS SHAREHOLDERS, AFFILIATES, ANY OFFICER, EMPLOYEE, AGENT, SERVANT, OR CONTRACTOR OF THE OWNER OR OPERATOR OR ITS AFFILIATES, AND

     b. AN INDIVIDUAL, FIRM, OR CORPORATION FOR WHOM OR WITH WHOM THE OWNER OR OPERATOR MAY BE LEGALLY RESPONSIBLE."

INSURANCE WAIVER

     The insolvency, liquidation, bankruptcy or failure of any insurance company providing insurance for the Operator or its sub-contractors, or failure of any insurance company to pay claims accruing, or failure of the Operator to diligently pursue any valid claim against its insurers, shall not be held to waive any provisions of this Agreement.

     The Operator shall continue the said insurances during the course of the Services and shall, prior to commencement of the services and at any time required by the Owner during the course of the services, deliver to the Owner such policies, certificates and receipt for the payment of premiums evidencing that the said insurances are in effect and specifically including the indemnification provisions set forth in Article 7. Such policies or certificates shall provide that any change restricting or reducing coverage or the cancellation of any policies under which certificates are issued shall not be valid as respects the Owner's interest therein unless the Owner receives ten
(10) days written notice from the Operator prior to such change or cancellation.

INSURANCE COMPLIANCE

     If the Operator fails to comply with the aforesaid insurance requirements, the Owner may, at its sole option, without prejudice to any other rights or remedies under this Agreement, terminate or suspend this Agreement or, notwithstanding Article 5, withhold payment on any invoice until the Operator has complied with insurance requirements of this Agreement.

     OWNER WILL HAVE THIS INSURANCE COVER PERUSED BY OUR INSURANCE UNDERWRITER AND WILL RESERVE THE RIGHT TO ENSURE ADEQUATE PROTECTION TOWARDS ANY CLAIMS THAT MAY FLOW FROM THE EXPLOITATION BY OPERATOR OF THE DUAL CARRIER.


                         ARTICLE 10 - REPRESENTATIVES

     The Operator shall designate in writing one of its personnel as the Operators representative who shall be in charge of the Operators personnel and who shall be vested with full authority to resolve with the Owner's representative day-to-day matters and disputes or differences which may arise between the Operator and the Owner.


                         ARTICLE 11 - CONFIDENTIALITY

     The Operator agrees that all information regarding the terms, conditions, rates and other matters contained in the Agreement and all information regarding the Owner's operations obtained by the Operator in the performance of the Services under this Agreement shall be considered CONFIDENTIAL and shall not be divulged by the Operator or its employees to any person, firm or corporation, other than the Owner, without the Owner's prior written consent.

     The Owner agrees that all information regarding the terms, conditions and rates and other matters contained in this Agreement shall be considered as CONFIDENTIAL and shall not be divulged to any person, firm or corporation without the Operator's written consent. This covenant shall survive the termination or expiration of this Agreement.


                            ARTICLE 12 - ASSIGNMENT

     Neither Party may in whole or in part assign this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld; provided that any such assignment shall not relieve the Parties from any obligations under this Agreement.

                  ARTICLE 13 - GOVERNING LAW AND ARBITRATION

                         SEE CLAUSE 26.1 OF BARECON A


                             ARTICLE 14 - WAIVERS

     No change in, addition to, or waiver of any of the provisions of this Agreement shall be binding upon either Party unless the same is done in writing, and then only by the persons executing this Agreement, or other duly authorized agents or representatives of the Parties. Further, failure by either Party to enforce any rights shall not be interpreted as constituting a waiver thereof or a waiver in respect of any further breach or non-compliance with that provision or any other provision of the Agreement.

                           ARTICLE 15 - TERMINATION

     a. Where the Operator is in breach of the term of this Agreement, the Owner may by verbal notice, to be confirmed in writing within seven (7) days thereafter, require the Operator immediately to remedy the breach and where the Operator fails to remedy the said breach or to take such reasonable actions with a view to remedying the said breach within twenty-four (24) hours of the receipt of the verbal notice the Owner may terminate this Agreement or take such action as it deems fit including suspension of the Operator and removal of the Dual Carrier.

     b. In the event, the Operator or its agents, at any time during this Agreement, makes an arrangement with the creditors or makes a voluntary assignment of its assets for the benefit of creditors, or is judged bankrupt or insolvent, or being a corporation, goes into liquidation, whether voluntary or compulsory, (save for the purpose of amalgamation or reconstruction) or should an attachment be levied or permitted to remain for fifteen (15) days upon or against interest, rights or privileges of the Operator or its agents in or to any of the equipment, in such event the Owner, at its option, may terminate this Agreement.

     c. The termination of this Agreement howsoever occasioned, shall be without prejudice to the rights and remedies of the Parties accrued up to and including the day of such termination and shall not affect or prejudice any provision of this Agreement that is expressly or by implication provided to continue in effect after such termination.


                          ARTICLE 16 - FORCE MAJEURE

     Except for the duty to make payments, modifications and maintenance requirements, for the services performed, neither Party shall be liable for delays or failure of performance or for damage occasioned or caused by Force Majeure, which shall include, but not limited to, acts of God, earthquakes, tidal waves, flood, action of the elements, fire, destruction of the Owners equipment, acts of the public enemy, riot, insurrection, war (declared or undeclared), or any local or national emergency, rules or regulations of any governmental authority asserting jurisdiction or control, compliance with which makes continuance of operations impossible, or any other cause beyond the reasonable control of either Party which makes continuance of operations impossible.

     Inability of either Party to secure funds, arrange bank loans or other financing or to obtain credit shall not be regarded as Force Majeure.

     Strikes or labor unrest on the part of the Operator's workforce is not considered grounds for Force Majeure.

     The Party asserting the Force Majeure shall notify the other Party within the shortest possible time after the happening of the event specifying the nature and the date of commencement of the Force Majeure and any other relevant details.

     In all cases, the concerned Party shall take all useful steps to ensure the normal recovery, within the shortest possible time, of the execution of contractual obligations affected by the Force Majeure event.

     Any time after Force Majeure condition affecting any of the Services has occurred and continues for a period of two (2) consecutive days or for so long as such condition continues either Party shall have the right to suspend all of the Services performed with immediate effect and the Operator shall be liable for payment for the services actually performed up to the time of the commencement of the Force Majeure event. Any time after a Force Majeure condition affecting any of the services under this Agreement has occurred and continues for a period of thirty (30) consecutive
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PAGE 7


days and for so long thereafter as such condition continues, either Party shall have the right to terminate this Agreement with respect to all Services with immediate effect and the Operator shall be liable for payment for the services actually performed under this Agreement up to the time of the commencement of the Force Majeure event.


                             ARTICLE 17 - NOTICES

     All notices and other communication required or permitted to be given under this Agreement shall be in writing and shall be effective as of the date of receipt if delivered by hand, sent by registered letter, cable, telex or facsimile transmission and duly addressed as specified below.

If for the Owner:      a.  Managing Director
                           Pontwin NV
                           Anthony Veder Building
                           Kaya Jacob Posner, zeelandia
                           Willemstad
                           Curacao, Netherlands Antilles

                        b. Fax Number (5999 9) 465 8727

If for the Operator:    a. Manager Operations
                           HAM MARINE, INC.
                           P.O. Box 43 (If mailed)
                           Pascagoula, Mississippi 39568-0043
                           USA
                           3500 Port Authority Road (If by hand delivery) Pascagoula, Mississippi 39567
                           USA

                        b. Fax Number 1-601-769-1826

     Either Party may change its address under this Article by giving fifteen
(15) days written notice to the other Party.


                             ARTICLE 18 - HEADINGS

     Headings are inserted in this Agreement only for convenience of reference and are not intended to modify, define, limit or explain the intent of the Parties as expressed in this Agreement.


                         ARTICLE 19 - ENTIRE AGREEMENT

     This Agreement and the Appendices hereto contain the entire agreement between the Parties and supersede and replace any oral or written communications heretofore made between the Parties relating to the subject matter hereof and shall inure to the benefit of and shall bind the successors and assigns of the Parties. This Agreement shall not be modified except by written instrument signed by the persons executing this Agreement or other duly authorized agent or representatives of both Parties.
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PAGE 8


     AS WITNESS whereof the Parties hereto have caused their signature to be affixed hereunto with due authority the day and year first hereinabove written.

     SIGNED for and on behalf of

     PONTWIN NV


     by ______________________________

     its _____________________________

     in the presence of: _____________



     SIGNED for and on behalf of

     HAM MARINE, INC.


     by ______________________________

     its _____________________________

     in the presence of: _____________